Letter of Transmittal

To Offer to Exchange Each Outstanding Share of Common Stock
of
SING KUNG LTD.
for one share of
Common Stock of CNC Development Ltd.
Pursuant to the Prospectus dated ____________, 2008

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ______________, 2008, UNLESS THE OFFER IS EXTENDED. SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

By Mail, Overnight Courier or Hand Delivery

CNC Development Ltd.
c/o InterAmerican Acquisition Group Inc.
2918 Fifth Avenue, Suite 209
San Diego, CA 92103

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)	Total Number of Shares Evidenced By Share Certificate(s)	Number of Shares Tendered*

Total Shares
*	Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to CNC Development Ltd. are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be used to forward certificates pursuant to the procedures set forth under in the Prospectus under the caption “The Exchange Offer—Procedure for Tendering.”

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

LOST CERTIFICATES

☐              I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED                  SHARES AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT CNC DEVELOPMENT LTD. AND/OR SING KUNG LTD. TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to CNC Development Ltd. (“CNC”), a British Virgin Islands corporation, the above-described shares of stock (the “Sing Kung Shares”) of Sing Kung Ltd. (“Sing Kung”) pursuant to CNC’s offer to exchange one share of common stock, par value $0.0001 per share, of CNC (the “CNC Shares”) for each outstanding Sing Kung Share, upon the terms and subject to the conditions set forth in the Prospectus, dated ___________, 2008 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Exchange Offer”). The undersigned understands that CNC reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Sing Kung Shares tendered pursuant to the Exchange Offer, but any such transfer or assignment will not relieve CNC of its obligations under the Exchange Offer or prejudice the undersigned’s rights to receive CNC Shares for Sing Kung Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Exchange Offer and effective upon acceptance of the Sing Kung Shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, CNC all right, title and interest in and to all of the Sing Kung Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Sing Kung Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints CNC the true and lawful agent and attorney-in-fact of the undersigned with respect to such Sing Kung Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Sing Kung Shares (and any Distribution), together with all accompanying evidences of transfer and authenticity, to or upon the order of CNC, (ii) present such Sing Kung Shares (and any Distribution) for transfer on the books of Sing Kung, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Sing Kung Shares (and any Distribution), all in accordance with the terms of the Exchange Offer.

The undersigned hereby irrevocably appoints designees of CNC as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Sing Kung Shares tendered hereby which have been accepted for exchange by CNC prior to the time of any vote or other action (and any Distribution) at any meeting of stockholders of Sing Kung (whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Sing Kung Shares by CNC in accordance with the terms of the Exchange Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Sing Kung Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Sing Kung Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by CNC, CNC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by CNC to be necessary or desirable to complete the sale, assignment and transfer of the Sing Kung Shares tendered hereby (and any Distribution).

The undersigned understands that tenders of Sing Kung Shares pursuant to the procedures described in the Prospectus under the caption “The Exchange Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and CNC upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, CNC may not be required to accept for exchange any of the Sing Kung Shares tendered hereby.

The undersigned understands that the delivery and surrender of Sing Kung Shares that the undersigned has tendered is not effective, and the risk of loss of Sing Kung Shares does not pass to CNC, until CNC receives the Letter of Transmittal, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to CNC and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SING KUNG SHARES WILL BE DETERMINED BY CNC AND IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING SING KUNG STOCKHOLDERS. The undersigned also understands that no tender of Sing Kung Shares is valid until all defects and irregularities in tenders of Sing Kung Shares have been cured or waived and that none of CNC, or any other person is under any duty to give notification of any defects or irregularities in the tender of any Sing Kung Shares or will incur any liability for failure to give any such notification.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the CNC Shares and return any Sing Kung Shares not tendered or not accepted for exchange, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the CNC Shares and any certificates for Sing Kung Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the CNC Shares and return any Sing Kung Shares not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that CNC has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Sing Kung Shares from the name of the registered holder(s) thereof if CNC does not accept for exchange any of the Sing Kung Shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the CNC Shares (or certificates for Sing Kung Shares not tendered or not accepted for exchange) are to be issued in the name of someone other than the undersigned.	To be completed ONLY if the CNC Shares (or certificates for Sing Kung Shares not tendered or not accepted for exchange) are to be sent to someone other than the undersigned.

Issue Certificates to:	Mail Certificates to:

Name: _____________________________________	Name: _____________________________________
(Please Print)	(Please Print)
Address: ___________________________________ ___________________________________ (Zip Code)	Address: ___________________________________ ___________________________________ (Zip Code)
___________________________________ (Taxpayer Identification No.)	___________________________________ (Taxpayer Identification No.)

IMPORTANT—SIGN HERE
(Also Complete Substitute Form W-9 Included Below)
(Signature(s) of Owner(s))

Dated ______________________________________________________________________________________

Name(s)_____________________________________________________________________________________

             ______________________________________________________________________________________
(Please Print)

Capacity (full title) _____________________________________________________________________________

Address _____________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number _____________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name ____________________________________________________________________________________________

Title _____________________________________________________________________________________________
(Please Print)

Name of Firm _______________________________________________________________________________________

Address __________________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number ______________________________________________________________________

Dated ____________________________________________________________________________________________

SUBSTITUTE FORM W-9	PAYER’S NAME: CNC DEVELOPMENT LTD.
Department of The Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s):
PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN

PART 3—CERTIFICATION
Under penalties of perjury, I certify that:

(1)       The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)       I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)       I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE ___________________________________

NAME ________________________________________

BUSINESS NAME _______________________________

(If different from above) ___________________________

Check appropriate box:
☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other_____

ADDRESS _____________________________________

CITY ____________________                  STATE ______   ZIP CODE ____________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

Instructions
Forming Part of the Terms and Conditions of the Offer

1.   Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Sing Kung Shares tendered herewith and such holder(s) have not completed the instruction entitled “Special Issuance Instructions” on this Letter of Transmittal. See Instruction 5.

2.   Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith. Share Certificates for all Sing Kung Shares as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal must be received by CNC at its address set forth on the front page of this Letter of Transmittal by the expiration date (as defined in the Prospectus).

THE METHOD OF DELIVERY OF SING KUNG SHARES AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY CNC. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE SING KUNG SHARES.

3.   Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Sing Kung Shares evidenced by such Share Certificates and the number of Sing Kung Shares tendered should be listed on a separate signed schedule and attached hereto.

4.   Partial Tenders. If fewer than all the Sing Kung Shares represented by any certificate delivered to CNC are to be tendered, fill in the number of Sing Kung Shares which are to be tendered in the box entitled “Number of Sing Kung Shares Tendered.” In such case, a new certificate for the remainder of the Sing Kung Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Sing Kung Shares represented by certificates delivered to CNC will be deemed to have been tendered unless otherwise indicated.

5.   Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Sing Kung Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Sing Kung Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Sing Kung Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Sing Kung Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the shares of CNC is to be made, or Sing Kung Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Sing Kung Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Sing Kung Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to CNC of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6.   Stock Transfer Taxes. CNC will pay any stock transfer taxes with respect to the sale and transfer of any Sing Kung Shares to it or its order pursuant to the Exchange Offer. If, however, payment of the purchase price is to be made to, or Sing Kung Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Sing Kung Shares to CNC pursuant to the Exchange Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.   Special Issuance and Delivery Instructions. If certificates for CNC Shares, or any Sing Kung Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if any certificates for Sing Kung Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.   Substitute Form W-9. Under U.S. federal income tax law, CNC may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Exchange Offer. To avoid such backup withholding, each tendering stockholder must provide CNC with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If CNC is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Sing Kung Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Substitute Form W-9. To satisfy CNC that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such Forms can be obtained from CNC.

Failure to complete the Substitute Form W-9 will not, by itself, cause Sing Kung Shares to be deemed invalidly tendered, but may require CNC to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9.   Mutilated, Lost, Stolen or Destroyed Certificates. Holders of Sing Kung Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Sing Kung immediately by calling [(___) ___-____]. Sing Kung should be able to provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give Sing Kung a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Exchange Offer.

10.   Waiver of Conditions. The conditions of the Exchange Offer may be waived, in whole or in part, by CNC, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

11.   Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to CNC at its address and telephone number set forth below. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from CNC at its address and telephone number set forth below.

12.   Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Sing Kung Shares will be determined by CNC in its sole discretion, and its determinations shall be final and binding. CNC reserves the absolute right to reject any and all tenders of Sing Kung Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of CNC’s counsel, be unlawful. CNC also reserves the absolute right to waive certain conditions to the Exchange Offer described in the Prospectus under the section titled “The Exchange Offer—Conditions to the Exchange Offer,” or any defect or irregularity in the tender of any Sing Kung Shares. No tender of Sing Kung Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of CNC or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Sing Kung Shares and none of them will incur any liability for failure to give any such notice. CNC’s interpretation of the terms and conditions of the Exchange Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY CNC PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY CNC PRIOR TO THE EXPIRATION DATE.

Any questions or requests for assistance may be directed to CNC at its address or telephone number set forth below. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from CNC at its address and telephone number set forth below.

CNC Development Ltd.
c/o InterAmerican Acquisition Group Inc.
2918 Fifth Avenue, Suite 209
San Diego, CA 92103
Telephone: (312) 957-4172